                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EUROPEAN PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =    $1,000
           T =    +24.23%*
           N =    1
         ERV =    $1,242.35
    Five Years
           P =    $1,000
           T =    +19.37%*
           N =    5
         ERV =    $2,423.22
    ** Since inception May 1, 1990
           P =    $1,000
           T =    +12.58%*
           N =    **
         ERV =    $2,442.82



    * Not adjusted for $10 Account Maintenance Fee and 0.5% Portfolio Transaction Fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- PACIFIC PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =    $1,000
           T =    -25.67%*
           N =    1
         ERV =    $743.31
    Five Years
           P =    $1,000
           T =    +1.51%*
           N =    5
         ERV =    $1,078.04
    ** Since inception May 1, 1990
           P =    $1,000
           T =    -2.30%*
           N =    **
         ERV =    $839.30



    * Not adjusted for $10 Account Maintenance Fee and 0.5% Portfolio Transaction Fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
     VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EMERGING MARKETS PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =    $1,000
           T =    -16.82%**
           N =    1
         ERV =    $831.76
    * Since inception on May 4, 1994
           P =    $1,000
           T =    +1.70%**
           N =    *
         ERV =    $1,063.83



    ** Not adjusted for $10 account maintenance fee and 1% portfolio transaction fee on purchases, and 1% portfolio transaction fee on redemptions.